SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                        ___________________


                              FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): July 23, 1997


                           LCA-VISION INC.
       (Exact name of Registrant as specified in its Charter)


 Delaware           0-27610              11-2882328
(State or other  (Commission File No.)  (IRS Employer
jurisdiction of                        Identification Number)
incorporation)


7840 Montgomery Road, Cincinnati, Ohio        45236
(Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code:   (513) 792-9292



                            N/A
  (Former name or former address, if changed since last report)

Item 5.  Other Events.

On July 23, 1997, the Registrant issued the attached press release announcing its execution of an agreement to acquire all of the outstanding stock of Summit Technology, Inc.'s Refractive Centers
International, Inc.


Item 7.  Financial Statements and Exhibits.

(b)  Pro forma financial information

                            LCA-Vision Inc.
                        Pro Forma Financial Position
                     Summit Vision Centers Acquisition
                               (unaudited)
                                        30-Jun-97
                               LCAV     Acquisition    Pro Forma
                             Estimate     of RCII      Combined

    Assets
Current Assets
Cash                        1,208,600   10,000,000    11,208,600
Accounts receivable, net    1,356,600                  1,356,600
Inventory                     277,300                    277,300
Prepaid expenses              766,200                    766,200
Deferred pre-opening costs         --                         --
Other                         163,600                    163,600
Total current assets        3,772,300   10,000,000    13,772,300

Receivables, non-current      197,500                    197,500
Property &
 equipment, net             9,068,600   15,000,000    24,068,600
Other assets                  591,700   13,401,800    13,993,500
Investment in affiliates      237,800                    237,800

Total assets               13,867,900   38,401,800    52,269,700

  Liabilities & Equity

Current liabilities
Accounts payable              431,800                    431,800
Line of credit              6,907,000                  6,907,000
Current portion of
 long-term debt               837,300                    837,300
Accrued liabilities         1,130,000                  1,130,000
Deferred revenue              209,900                    209,900
Total current
  liabilities               9,516,000                  9,516,000

Capital lease
 obligations                1,620,200                  1,620,200
Mortgage & notes payable    2,873,500                  2,873,500
Notes payable-
 shareholders               1,500,000                  1,500,000

Equity
Preferred stock             2,521,700                  2,521,700
Common stock                   78,900       17,100        96,000
Additional paid-in
 capital                    3,203,500   38,384,700    41,588,200
Retained deficit           (7,445,900)                (7,445,900)
Total equity               (1,641,800)  38,401,800    36,760,000

Total liabilities
 & equity                  13,867,900   38,401,800    52,269,700

/TABLE

(c)  Exhibits

Exhibit No.       Description                      Page


     99.1     Press Release dated July 23, 1997



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                               LCA-VISION INC.


Date: July 24, 1997            By: _________________________________
                                   Larry P. Rapp
                                   Chief Financial Officer